                                                                   Exhibit 10.21


This document, when properly executed, shall constitute a Supply Agreement between Progenics Pharmaceuticals, Inc. with offices at Old Saw Mill River Road, Tarrytown, NY, (Progenics) and E.I. Du Pont de Nemours and Company (Du Pont), with offices at 549 Albany Street, Boston, MA.

1. PERIOD OF AGREEMENT: July 1, 1993 through June 30, 1996. After the original term, this Agreement will renew automatically for successive 12 month periods unless either party gives notice to the other of its intention not to renew at least 120 days prior to the expiration of the then current term.

2. MATERIAL: Recombinant Soluble sCD4, referred to hereafter as sCD4 or Product.

3. MATERIAL SPECIFICATIONS: Material shall be supplied in the form and manner, and must conform in all material respects to the specifications set out in Attachment A. Alterations to these specifications require the express written consent of each party.

4.   PRICE:  July 1, 1993 through June 30, 1994:   [***]
             July 1, 1994 through June 30, 1995:   [***]
             July 1, 1995 through June 30, 1996:   [***]

5. PAYMENT TERMS: Net 30 Days, following the receipt of a properly prepared and correct invoice.

6. QUANTITY: Du Pont commits to purchase 100% of its purchase requirements for sCD4 during the term of this order from Progenics, and Progenics agrees to supply 100% of Du Pont's purchase requirements.

7.   DELIVERY TERMS:  F.O.B. Destination, freight collect.

8. RELEASES: Du Pont will advise Progenics of its purchase requirements at least quarterly, or as may otherwise suit the parties by agreement. Progenics shall ship product as required by Du Pont according to a mutually agreed upon schedule. Progenics shall advise Du Pont at its earliest opportunity if it is unable to ship Product at an agreed upon time. Progenics will, on a best effort basis, attempt to fulfill any unscheduled, or spot requirements of Du Pont.

9. LABELLING AND PACKAGING: Both Du Pont's and Progenics' names and logos shall appear on the main product label and on promotional literature, along with the following statement: "Manufactured by Progenics Pharmaceuticals, Inc."


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                                       -2-


All labels to be approved by both parties. All product labelling and literature shall contain the phrase "For Laboratory Use." Progenics will package product as 100 micrograms per vial, or in other package sizes as mutually agreed upon by both parties. Product will be shipped on dry ice. In parallel, Progenics will perform stability studies on lyophilized product. Shelf life of the sCD4 will be no less than 6 months upon receipt by Du Pont.

10. CONFIDENTIALITY: The parties hereto shall keep confidential all confidential technical information, shall not disclose or make known to any individual, firm, or corporation, except when authorized in writing to do so by the other party, and shall not use such information for any purpose other than the performance of the obligations provided in this Agreement. The provisions of this clause shall remain binding for five (5) years after the termination of this agreement. Each party shall use the same degree of care to avoid disclosure of confidential technical information as the party employs with similar information of its own which it does not desire to publish or disclose. Any confidential information shared between the parties must be identified and labeled in writing as confidential. The confidentiality of and information disclosed verbally must be identified in writing as confidential no more than 14 days after disclosure.

This obligation shall not apply to information and/or documents which:

A) Are or come within the public domain otherwise than as a consequence of a breach of the obligations hereunder;

B) Are known to the receiving party prior to disclosure by the other party as shown by the receiving party's records;

C)   Are lawfully disclosed to the receiving party by third parties; or

D) Are subsequently independently developed by the receiving party through no reference whatsoever to disclosure hereunder.

11. WARRANTY: Progenics warrants the packaged product hereunder shall meet the specifications set forth in Attachment A and shall be free from defects except those caused by misuse or mishandling occurring after such delivery. Progenics agrees to notify Du Pont prior to

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                                       -3-


making any formulation changes in the Product. Progenics further warrants that packaged product will meet the warranty of merchantability and fitness for intended use. In the event of a recall of Product, Progenics agrees to reimburse Du Pont for all reasonable costs incurred in the recall.

12. USE OF MATERIAL: Progenics shall supply Du Pont sCD4 to be sold by Du Pont to third parties. The material will be used only for research purposes and not for other uses such as clinical diagnostics or therapeutic development. This Agreement is limited to resale of sCD4 as packaged at Progenics and does not allow Du Pont to modify sCD4 or combine sCD4 with other components.


13. PATENTS: [***] to make, have made, use and sell sCD4 gene and protein under U.S. Patent No. [***]

and all divisional, continuation, continuation-in-part applications thereof, any patent granted on any aforesaid patent application, and any extension, reissue, or reexamination of any patents that may issue thereon as well as any foreign counterparts thereof [***] Progenics shall defend any suit or proceeding brought against Du Pont based on a claim that materials or services purchased hereunder, or any part therof, furnished by Progenics under this Agreement constitutes an infringement of any patent, copyright, or other proprietary right of any third party provided Progenics is notified promptly in writing and given authority, information, and assistance by Du Pont to defend such suits or proceeding. Progenics shall assume the responsibility to pay all costs, to include such reasonable attorney fees of defending such suits or proceeding and any damages that may be awarded therein against Du Pont, to settle any such claim on such terms and conditions it deems advisable. In case the materials purchased hereunder, or any part thereof, is in such suit or proceeding held to constitute infringement of any patent, copyright, or other proprietary right of any third party, and the use thereof is enjoined, or the settlement made requires the use of services or materials purchased hereunder to be discontinued, Progenics shall, at its own expense, and its option, either procure for Du Pont the right to continue using such materials or services, replace the same with non-infringing materials which conform to the available specifications, modify such materials or services in a manner acceptable to Du Pont so it becomes noninfringing, or terminate this Agreement.


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                                       -4-


13. RELATIONSHIP OF THE PARTIES: Nothing contained herein shall be construed to empower either party to act as agent for the other. The parties agree that each of them shall, in relation to its obligations hereunder, be acting as an independent contractor. Not withstanding, neither party shall, during the period of this Agreement, enter into discussions nor create an alternative arrangement with any third party concerning the subject matter herein, without first advising the other party of its intent.

14. AUDITS: Progenics shall permit no less frequently than once per year, and upon reasonable notice by Du Pont, inspections and audits by Du Pont during regular business hours of all records and aspects of sCD4 manufacture, testing, packaging, labeling and shipping.

15. CANCELLATIONS: This Agreement may be cancelled by either party upon 120 days written notice to the other party.

16. ENTIRETY: This Agreement, together with the Attachments specifically referenced and attached hereto, embodies the entire understanding between Du Pont and Progenics, and there are no contracts, warranties, or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no modification hereto shall be of any force or effect unless reduced to writing and signed by both parties and expressly referred to as being modifications of this Agreement.

AGREED & APPROVED:

FOR PROGENICS:                          FOR DU PONT:

Name Paul J. Maddon, M.D., Ph.D.        Name: Robert M. Hand
    -------------------------------          ------------------------------

Title Chairman and CEO                  Title: Senior Purchasing Agent
     ------------------------------           -----------------------------

Signature: /s/ Paul J. Maddon           Signature: /s/ Robert M. Hand
          -------------------------               -------------------------

Date: November 3, 1993                  Date: October 27, 1993
     ------------------------------          ------------------------------

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                                 ATTACHMENT "A"

                           PRODUCT SPECIFICATION SHEET

PRODUCT:            Recombinant Soluble CD4

PRODUCT             Full-length extracellular domain of human CD4
DESCRIPTION:        produced in a CHO expression system.

CONCENTRATION:      GREATER THAN = 1.0 mg/ml

AMOUNT              GREATER THAN = 100 micrograms/vial

STORAGE BUFFER:     50 mM MES, pH 6.0, 0.35M NaCl

SHIP:               DRY ICE

STORE:              -80 DEG. C

STABILITY:          6 months at -80 DEG. C


QUALITY CONTROL

CONCENTRATION       Determined by Optical Density and
AND PURITY:         SDS-PAGE/Silver stain (Purity GREATER THAN 95%)

AUTHENTICITY:       Reactive with gp 120 and anti-CD4 monoclonal and
                    polyclonal antibodies.

                    Glycosylation pattern identical to natural human product.

ACTIVITY:           Binds HIV gp 120; inhibits binding of HIV to CD4+
                    lymphocytes and infection of CD4+ lymophoeytes with HIV.
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[LETTERHEAD]

Reference is made to the Agreement entered into the 3rd day of November, 1993, as amended between NEN Life Science Products, a division of E.I. DuPont de Nemours and Company (NEN) and Progenics Pharmaceuticals, Inc. (Progenics) relative to the purchase of sCD4 by NEN. It is hereby mutually agreed to further amend the aforesaid Agreement in the following manner effective July 1, 1996.

This amendment is being made to update pricing for a three year period as follows:

               July 1, 1996 through June 30, 1997:   [***]
               July 1, 1997 through June 30, 1998:   [***]
               July 1, 1998 through June 30, 1999:   [***]



All other terms and conditions of the current Agreement, except as modified in the above manner, shall continue in full force and effect. Please indicate your acceptance of this amendment by signing both copies in the space provided below and return the copy marked "NEN M&L Copy" to Judy Lima-Ziegler, E.I.DuPont de Nemours and Company, Purchasing Department, 549 Albany Street, Boston, MA 02118, keeping the original for your files.


                                                               Very truly yours,


ProgensPharmaceuticals, Inc.            NEN LIFE SCIENCE PRODUCTS

BY:                                     BY: /s/ Robert M. Hand

TITLE: SR DIRECTOR, GRP. DEV.           TITLE: Sr. Purchasing Agent
                                              -----------------------------

DATE: June 26, 1996                     DATE: June 13, 1996
                                             ------------------------------


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